ORGANIZATION AND BUSINESS	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND BUSINESS
ORGANIZATION AND BUSINESS

Historical Structure of the Company
We were incorporated as Knightsbridge Tankers Limited in Bermuda as an exempted company under the Bermuda Companies Act of 1981 on September 18, 1996. We were originally established for the purpose of owning and operating very large crude oil carriers, or VLCCs. Between 2007 and 2013, we sold our VLCCs and subsequently discontinued our crude oil tanker operations to expand the scope of our activities within dry bulk shipping by acquiring Capesize vessels delivered to us between 2009 and 2014.

On October 7, 2014, we entered into an agreement and plan of merger, or the Merger Agreement, with Golden Ocean Group Limited, or the Former Golden Ocean, a dry bulk shipping company based in Bermuda and listed on the Oslo Stock Exchange, or the OSE, pursuant to which the two companies agreed to merge, with us as the surviving company, or the Merger. The Merger was completed on March 31, 2015.

Prior to entering into the Merger Agreement, we changed our name to Knightsbridge Shipping Limited and we subsequently changed our name to Golden Ocean Group Limited following completion of the Merger.

Our common shares commenced trading on the NASDAQ Global Select Market in February 1997 and currently trade under the symbol "GOGL". We obtained a secondary listing on the OSE in April 2015.

In March 2017, we acquired 16 dry bulk vessels in transactions where we issued in aggregate 17.8 million consideration shares and assumed bank debt and seller credit loans of $285.2 million. Of the 16 acquired vessels, 14 were acquired from subsidiaries of Quintana Shipping Ltd., or Quintana, and two Panamax vessels were acquired from affiliates of Hemen Holding Limited, or Hemen.

In October 2017, we entered into agreements to acquire two Capesize vessels from Hemen at an aggregated purchase price of $86.0 million. As settlement of the purchase price for each vessel, the Company entered into a seller's credit loan with an affiliate of Hemen for 50% of the purchase price of each vessel, respectively.

Business
We own and operates dry bulk carriers of primarily four sizes: Newcastlemax vessels, which are between 200,000 and 210,000 dwt, Capesize vessels, which are between 100,000 and 200,000 dwt, Panamax vessels, which are vessels between 65,000 and 100,000 dwt, and Ultramax vessels, which are between 55,000 and 65,000 dwt. We operate through subsidiaries located in Bermuda, Liberia, Norway and Singapore. We are also involved in the charter, purchase and sale of vessels.

As of December 31, 2017, we owned 62 dry bulk vessels, agreed to purchase one vessel and had construction contracts for five newbuildings. The acquired vessel and five newbuildings were subsequently delivered during January and February 2018. In addition, we had ten vessels chartered-in (of which eight are chartered in on operating leases from Ship Finance, one chartered in on an operating lease from an unrelated third party and one chartered in on a capital lease from an unrelated third party). Each vessel is (or, in the case of newbuildings, expected to be) owned and operated by one of our subsidiaries and is (or expected to be) flagged either in the Marshall Islands, Hong Kong or Panama. Ten of our vessels were chartered-out on fixed rate time charters, fifteen of our vessels were chartered out on long-term index linked rate time charters and the remaining vessels operated in the spot market, in spot pools or on short term charters expiring within the next six to nine months.